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                                                                    Exhibit 10.1

                       THIRD AMENDMENT TO PROMISSORY NOTE


     THIRD AMENDMENT TO PROMISSORY NOTE dated as of the 12th day of November, 2000 by and between RAYMOND C. KUBACKI, JR. ( "Kubacki") and PSYCHEMEDICS CORPORATION (the "Company").

     WHEREAS, Kubacki and the Company entered into a Promissory Note dated November 12, 1997, (the "Note") in the original principal amount of Two Hundred Eleven Thousand Two Hundred Thirty-two Dollars ($211,232.00); and

     WHEREAS, the due date of the Note was extended pursuant to a First Amendment to the Note dated November 12, 1998 and a Second Amendment to the Note dated November 12, 1999; and

     WHEREAS, the principal amount and accrued interest outstanding as of the date hereof under the Note, as amended, is $197,318.58; and

     WHEREAS, Kubacki's obligations under the Note as amended are secured by a pledge of shares of Common Stock of the Company pursuant to a Pledge Agreement dated November 12, 1997 (the "Pledge Agreement");

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. AMENDMENT. (a) The Note as previously amended, is hereby further amended by deleting the first three paragraphs thereof and inserting in lieu thereof the following:

          "FOR VALUE RECEIVED, the undersigned RAYMOND C. KUBACKI, JR. hereby promises to pay to the order of PSYCHEMEDICS CORPORATION, a Delaware corporation (the "Company"), in accordance with and subject to the terms and conditions set forth herein, on or before November 12, 2001, the principal sum of ONE HUNDRED NINETY-SEVEN THOUSAND THREE HUNDRED EIGHTEEN AND 58/100 DOLLARS ($197,318.58), or so much thereof as may from time to time be outstanding, and to pay interest on the unpaid portion of such principal amount at the rate of 6.40% PER ANNUM until such principal amount and all accrued unpaid interest thereon shall have been paid.

          Interest accrued on the unpaid balance of principal from time to time outstanding shall be payable together with payment of principal. Each payment made under this Note shall be applied first to interest then due and then to principal.

          This Note is secured by a pledge of certain shares of Common Stock of the Company owned by the undersigned more particularly described in the Pledge Agreement dated November 12, 1997 (the "Pledge Agreement") by and between the undersigned and the Company. The Pledge Agreement is intended to provide additional security to the Company for the obligations of the undersigned under this Note and is not intended to limit in any way the obligations of the undersigned under this Note which is a full recourse obligation of the undersigned."


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     (b) All references in the Pledge Agreement to the Note shall be deemed to refer to the Note, as modified and amended hereby.

     2. RATIFICATION. (a) The terms and provisions of the Note, as modified and amended hereby, are hereby ratified and confirmed by Kubacki in all respects and the Note shall remain in full force and effect in accordance with its terms as so modified and amended.

     (b) The obligations of Kubacki to repay to the Company all indebtedness under the Note, as modified and amended hereby, and to pay and perform all of its other obligations to the Company are and will continue to be secured by the Pledge Agreement and the Company is and will continue to be entitled to the benefit of all of the rights and remedies thereunder.

     (c) Nothing herein is intended or shall be construed so as to discharge, release, terminate, or otherwise limit or modify any indebtedness, obligations, or liabilities of Kubacki or any collateral security therefor.

     3. MISCELLANEOUS. This Third Amendment to Promissory Note shall be governed by the laws of the Commonwealth of Massachusetts, shall be construed as a sealed instrument, and shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

     Executed as a sealed instrument as of the date set forth above.


                                        PSYCHEMEDICS CORPORATION

                                        By: /s/ Peter C. Monson
                                            -----------------------------
                                            Peter Monson, Vice President

                                            /s/ Raymond C. Kubacki, Jr
                                            -----------------------------
                                            Raymond C. Kubacki, Jr.



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